                                                                    EXHIBIT 10.1

                               SECOND AMENDMENT TO
                           THIRD AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                          UNITED DOMINION REALTY, L.P.

          This SECOND AMENDMENT TO THE THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF UNITED DOMINION REALTY, L.P. (this "Amendment") is made and entered into as of June 12, 2003 (the "Effective Date") by and among United Dominion Realty, L.P., a Virginia limited partnership (the "Partnership"), United Dominion Realty Trust, Inc., a Maryland corporation (the "Company"), as the general partner of the Partnership, and Windjammer Apartments, L.P. ("WJLP"), M.V. JV, LLC ("MVLLC"), Mesa Verde Villas II, L.P. ("MVLP" and, together with WJLP and MVLLC, the "Contributors"), and the recipients of the Class A Partnership Units (as defined below) party to this Amendment (the "Unit Recipients") and amends that certain Third Amended and Restated Agreement of Limited Partnership of United Dominion Realty, L.P. dated as of December 7, 1998 as amended by that certain First Amendment to Third Amended and Restated Agreement of Limited Partnership of United Dominion Realty, L.P. dated as of May 8, 2001 (as amended, the "Partnership Agreement"). The Partnership, the Company, the Contributors and the Unit Recipients are sometimes referred to in this Amendment collectively as the "Parties" and individually as a "Party." Unless indicated otherwise, all section, schedule, appendix and exhibit references contained in this Amendment are to sections, schedules and exhibits of this Amendment.

                                    RECITALS
                                    --------

          A. On the Effective Date, the Contributors have made a Capital Contribution of an aggregate of $28,738,273 to the Partnership in exchange for which the Contributors are entitled to receive an aggregate of 1,730,179 limited partnership interests in the Partnership, with the rights and preferences set forth in this Amendment (the "Class A Partnership Units").

          B. On the Effective Date, the Contributors have distributed all or a portion of the Class A Partnership Units to the Unit Recipients.

          C. Pursuant to the authority granted to the General Partner under the Partnership Agreement, the General Partner desires to amend the Partnership Agreement to reflect (a) the issuance of the Class A Partnership Units, (b) the admission of the Contributors and the Unit Recipients, as the case may be, as Additional Limited Partners and (c) certain other matters described in this Amendment.

          D. The Contributors and the Unit Recipients desire to become parties to the Partnership Agreement as Limited Partners and to be bound by all terms, conditions and other provisions of this Amendment and the Partnership Agreement (as amended by this Amendment).

          NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Parties agree as follows:

          1. Definitions. Capitalized terms used in this Amendment, unless otherwise defined in this Amendment, shall have the meanings as set forth in the Partnership Agreement.

          2. Admission of Contributors. The Contributors and the Unit Recipients are admitted as Additional Limited Partners in accordance with
Section 4.02(a) of the Partnership Agreement holding such number of Class A Partnership Units as is set forth on Appendix A, attached to this Amendment. Each Contributor and Unit Recipient agrees to become a party to the Partnership Agreement as a Limited Partner and to be bound by all the terms, conditions and other provisions of the Partnership Agreement, as amended by this Amendment. The admission of the Contributors and the Unit Recipients shall become effective as of the Effective Date, which shall also be the date on which the names of the Contributors and the Unit Recipients are recorded on the books and records of the Partnership.

          3. Restatement of Exhibit A. Exhibit A to the Partnership Agreement is hereby deleted in its entirety and replaced with Appendix A.

          4. Definitions. Section 1.01 of the Partnership Agreement is hereby amended by adding the following defined terms in the correct alphabetical order.

               "Class A Partner" means a Limited Partner who holds Class A Partnership Units.

               "Class A Partnership Units" means Partnership Interests having the rights and preferences of a Class A Partnership Unit as set forth in this Agreement.

               "Class A Specified Redemption Date" means the date that Class A Partnership Units are required to be redeemed or acquired pursuant to Section 8.05(d).

               "Contribution Agreements" means collectively that certain Contribution Agreement dated as of May 2, 2003 between the General Partner, the Partnership, Mesa Verde Villas II, L.P. and M.V. JV, LLC and that certain Contribution Agreement dated as of May 2, 2003 between the General Partner, the Partnership and Windjammer Apartments, L.P.

               "Cross Over Date" means the date on which a Class A Partner would have received distributions with respect to the Class A Partnership Units held by such Class A Partner equal to or greater than the Threshold Amount for a period of four consecutive calendar quarters, assuming such Class A Partner had received distributions based on the Dividend Equivalent instead of distributions on the Class A Partnership Units pursuant to this Agreement.

               "First Amendment" means the First Amendment to the Third Amended and Restated Agreement of Limited Partnership of United Dominion Realty, L.P., dated as of June 1, 2001.

               "Preferred Return" means, as to each Class A Partner, a cumulative annual, non-compounded return on each Class A Partnership Unit equal to eight percent (8%) based upon a value of $16.61 per Class A Partnership Unit.

               "Threshold Amount" means a fixed distribution of $1.3288 per annum.

          5. Distributions. Section 5.02(a) of the Partnership Agreement is hereby deleted in its entirety and replaced with the following:

                         "5.02 Distribution of Cash.

               (a) Except as provided in Section 5.06, the General Partner shall be required to make distributions of Available Cash pursuant to Sections 5.02(a)(i), 5.02(a)(ii), 5.02(a)(iii) and 5.02(a)(iv) on a
     quarterly (or, at the election of the General Partner, more frequent) basis to the Partners who are Partners on the Partnership Record Date with respect to such quarter (or other distribution period). The amount and frequency of the distributions of Available Cash pursuant to section 5.02(a)(v) shall be determined by the General Partner in its sole discretion. Available Cash shall be distributed to the Partners in the following order of priority:

                    (i) First, to the Class A Partners until the Cross Over Date, in an amount sufficient to provide each Class A Partner its Preferred Return from the date of the first issuance of Class A Partnership Units through the date of the distribution less any prior distributions to the Class A Partners pursuant to this Section 5.01(a)(i); provided that if the Partnership does not have sufficient funds to distribute to provide each Class A Partner with its Preferred Return, distributions pursuant to this
          Section 5.02(a)(i) shall be made pro rata to the Class A Partners in accordance with the amount otherwise due to each Class A Partner under this Section 5.02(a)(i);

                    (ii) Second, to the Outside Partners (which shall exclude the Class A Partners prior to the Cross Over Date, but shall include the Class A Partners, other than Class A Partners that are also UDR Partners, on and after the Cross Over Date) in proportion to their respective Percentage Interests on the Partnership Record Date, until each Outside Partner has received an amount equal to its Dividend Equivalent for such quarter (or other distribution period);

                    (iii) Third, to the UDR Partners, other than, prior to the Cross Over Date, UDR Partners who are also Class A Partners, in proportion to their respective Percentage Interests on the Partnership Record Date, until each UDR Partner has received an amount equal to the excess, if any, of (A) the amount that such UDR Partner would have received pursuant to Sections 5.02(a)(iv) and 5.02(a)(v) in the absence of Section 5.02(a)(ii) and this
          Section 5.02(a)(iii) from the date of this Agreement to the end of the period to which the distribution relates (assuming that distributions under Section 5.02(a)(v), like the distributions under Sections 5.02(a)(i) through 5.02(a)(iv), were required to be made on a quarterly or more frequent basis), over (B) the sum of all prior distributions to such UDR Partner pursuant to this
          Section 5.02(a)(iii), Section 5.02(a)(iv) and Section 5.02(a)(v);

                    (iv) Fourth, to the Partners (which shall exclude the Class A Partners prior to the Cross Over Date, but shall include the Class A Partners on and after the Cross Over Date) in accordance with their respective Percentage Interests on the Partnership Record Date, until each such Outside Partner has received an amount equal to the excess, if any, of (A) the amount equal to its Dividend Equivalent from the date of this Agreement to the end of the period to which the distribution relates, over
          (B) the sum of all prior distributions to such Outside Partner pursuant to Section 5.02(a)(ii) and this Section 5.02(a)(iv); and

                    (v) Thereafter, to the Partners (which shall exclude the Class A Partners prior to the Cross Over Date, but shall include the Class A Partners on and after the Cross Over Date) in accordance with their respective Percentage Interests on the Partnership Record Date.

          The amount and frequency of distributions of any cash other than Available Cash shall be determined by the General Partner in its sole discretion and, if distributed, such cash shall be distributed to the Partners in accordance with this Section 5.02(a). If a new or existing Partner acquires an additional Partnership Interest in exchange for a Capital Contribution on any date other a Partnership Record Date, the cash distribution attributable to such additional Partnership Interest for the Partnership Record Date following the issuance of such additional Partnership Interest shall be reduced in the proportion that the number of days that such additional Partnership Interest is held by such Partner bears to the number of days between such Partnership Record Date and the immediately preceding Partnership Record Date."

          6. Transactions. Section 7.01(c)(iv) of the Partnership Agreement is hereby deleted in its entirety and replaced with the following:

               "(iv) the Company merges, consolidates, or combines with or into another entity and, immediately after such merger, (A) substantially all of the assets of the surviving entity, other than Partnership Units and the ownership interests in any wholly-owned Subsidiaries held by the Company, are contributed to the Partnership as a Capital Contribution in exchange for Partnership units with a fair market value equal to the value of the assets so contributed as determined pursuant to Section 704(b) of the Code, (B) any successor or surviving corporation expressly agrees to assume all obligations of the Company hereunder, and (C) the Conversion Factor is adjusted appropriately to reflect the ratio at which REIT Shares are converted into shares of the surviving entity."

          7. Limitation on Liability. Section 8.03 of the Partnership Agreement is hereby deleted in its entirety and replaced by the following:

               "8.03 Limitation on Liability of Limited Partners. No Limited Partner shall be liable for any debts, liabilities, contracts or obligations of the Partnership. A Limited Partner shall be liable to the Partnership only to make payments of its Capital Contribution, if any, as and when due hereunder. After its Capital Contribution is fully paid, no Limited Partner shall, except as otherwise required by the Act, be required to make any further Capital Contributions or other payments or lend any funds to the Partnership. Notwithstanding the foregoing provisions of this
     Section 8.03, a Class A Partner shall be liable to the Partnership or to its lenders to the extent set forth in any guarantee of Partnership debt or in any agreement to contribute capital to the Partnership in connection with any Partnership debt, in each case only to the extent so agreed by such Class A Partner in such guarantee or contribution agreement."

          8.   Redemption.

               (a)  Sections 8.05(a), 8.05(b), 8.05(c) and 8.05(d) of the
     Partnership Agreement are hereby deleted in their entirety and replaced by the following:

                    "(a) Subject to Sections 8.05(b), 8.05(c), 8.05(d), and 8.05(e), and the provisions of any agreement between the Partnership and any Limited Partner with respect to Partnership Units held by such Limited Partners, such Limited Partner, other than the Original Limited Partner, shall have the right (the "Redemption Right") to require the Partnership to redeem on a Specified Redemption Date, or on the Class A Specified Redemption Date with respect to a Class A Partner, all or a portion of the Partnership Units held by such Limited Partner at a redemption price equal to and in the form of the Cash Amount to be paid by the Partnership, provided, that such Partnership Units shall have been outstanding for at least one year. The Redemption Right shall be exercised pursuant to a Notice of Redemption delivered to the Partnership (with a copy to the General Partner) by the Limited Partner who is exercising the Redemption Right (the "Redeeming Partner"); provided, however, that the Partnership shall not be obligated to satisfy such Redemption Right if the General Partner elects to purchase the Partnership Units subject to the Notice of Redemption pursuant to Section 8.05(b); and provided, further, that no Limited Partner may deliver more than two Notices of Redemption during each calendar year, provided that each Class A Partner may deliver a Notice of Redemption more frequently provided it is limited to one Notice of Redemption per calendar quarter. A Limited Partner may not exercise the Redemption Right for less than 1,000 Partnership Units or, if such Limited Partner holds less than 1,000 Partnership Units, all of the

          Partnership Units held by such Partner. Except as otherwise provided in Section 8.05(h), the Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distribution paid with respect to Partnership Units if the record date for such distribution is on or after the Specified Redemption Date or the Class A Specified Redemption Date, as applicable."

                    "(b) Notwithstanding the provisions of Section 8.05(a), a Limited Partner that exercises the Redemption Right shall be deemed to have offered to sell the Partnership Units described in the Notice of Redemption to the General Partner, and the General Partner may, in its sole and absolute discretion but subject to the last sentence of this subsection (b), elect to purchase directly and acquire such Partnership Units by paying to the Redeeming Partner either the Cash Amount or the REIT Shares Amount, as elected by the General Partner (in its sole and absolute discretion), on the Specified Redemption Date or on the Class A Specified Redemption Date with respect to a Class A Partner, whereupon the General Partner shall acquire the Partnership Units offered for redemption by the Redeeming Partner and shall be treated for all purposes of this Agreement as the owner of such Partnership Units. If the General Partner shall elect to exercise its right to purchase Partnership Units under this Section 8.05(b) with respect to a Notice of Redemption, it shall so notify the Redeeming Partner within five (three for any Class A Partner) Business Days after the receipt by the General Partner of such Notice of Redemption. Such notice shall indicate whether the General Partner will pay the Cash Amount or the REIT Shares Amount. Unless the General Partner (in its sole and absolute discretion) shall exercise its right to purchase Partnership Units from the Redeeming Partner pursuant to this Section 8.05(b), the General Partner shall not have any obligation to the Redeeming Partner or the Partnership with respect to the Redeeming Partner's exercise of the Redemption Right. In the event the General Partner shall exercise its right to purchase Partnership Units with respect to the exercise of a Redemption Right in the manner described in the first sentence of this Section 8.05(b), the Partnership shall have no obligation to pay any amount to the Redeeming Partner with respect to such Redeeming Partner's exercise of such Redemption Right, and each of the Redeeming Partner, the Partnership, and the General Partner shall treat the transaction between the General Partner and the Redeeming Partner for federal income tax purposes as a sale of the Redeeming Partner's Partnership Units to the General Partner. Each Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT Shares upon exercise of the Redemption Right. If Section 5.05 hereof shall prevent the Partnership from satisfying, in whole or in part, any exercise of the Redemption Right by a Redeeming Partner, then the Company (whether or not it is then the General Partner) shall be deemed to have elected pursuant to this
          Section 8.05(b) to purchase, and hereby agrees to purchase, directly from such Redeeming Partner, such number of Partnership Units as the Partnership is unable to redeem due to the operation of Section 5.05."

                    "(c) Notwithstanding the provisions of Section 8.05(a) and 8.05(b), a Limited Partner shall not be entitled to exercise the Redemption Right if the delivery of REIT Shares to such Partner on the Specified Redemption Date by the Company pursuant to Section 8.05(b) (regardless of whether or not the Company would in fact exercise its rights under Section 8.05(b)) would (i) result in REIT Shares being owned by fewer than 100 persons (determined without reference to any rules of attribution), (ii) result in the Company being "closely held" within the meaning of Section 856(h) of the Code, (iii) cause the Company to own, directly or constructively, 10% or more of the ownership interests in a tenant of the Company's, the Partnership's or a Subsidiary's real property, within the meaning of Section 856(d)(2)(B) of the Code, (iv) in the good faith opinion of the Board of Directors of the Company, otherwise disqualify the Company as a REIT, or (v) in the opinion of counsel for the Company, constitute or result in a violation of Section 5 of the Securities Act of 1933, as amended (the "Securities Act"), or cause the acquisition of REIT Shares by such Partner to be "integrated" with any other distribution of REIT Shares for purposes of complying with the registration provisions of the Securities Act. The Company, in its sole and absolute discretion, may waive the restriction on redemption set forth in this Section 8.05(c); provided, however, that in the event such restriction is waived, the Redeeming Partner shall be paid the Cash Amount. Notwithstanding the foregoing, each Class A Partner shall be entitled to exercise its Redemption Right with respect to the Class A Partnership Units regardless of whether the issuance of REIT Shares to such Class A Partner would violate the restrictions set forth above, provided that the Class A Partner shall receive the Cash Amount in connection with such redemption."

                    "(d) Any Cash Amount to be paid by the Partnership to a Redeeming Partner pursuant to Section 8.05(a), and any Cash Amount or REIT Shares Amount to be paid by the General Partner to a Redeeming Partner pursuant to Section 8.05(b), shall be paid within 20 Business Days, or with respect to a Redeeming Partner who is a Class A Partner, five Business Days, after the initial date of receipt by the General Partner of the Notice of Redemption relating to the Partnership Units to be redeemed; provided, however, that such 20 Business Day period, but not the five Business Day period, may be extended for up to an additional 180-day period to the extent required for the Company to issue and sell securities the proceeds of which will be contributed to the Partnership to provide cash for payment of the Cash Amount. Notwithstanding the foregoing, the General Partner agrees to use its best efforts to cause the closing of the acquisition of redeemed Partnership Units hereunder to occur as quickly as reasonably possible."

               (b) The following are hereby added to Section 8.05 of the Partnership Agreement as Sections 8.05(g) and 8.05(h), respectively:

                    "(g) If a Class A Partner exercises its Redemption Right with respect to Class A Partnership Units and the Partnership elects to pay the Cash Amount with respect to such redemption and does not pay such amount to such

          Class A Partner by the Class A Specified Redemption Date then on such date the Partnership shall issue such Class A Partner a promissory note (the "Class A Note"). The Class A Note shall be payable within 30 calendar days and will bear interest at a rate per annum equal to LIBOR plus 90 basis points. Payment of the Class A Note shall be guaranteed by the General Partner. For purposes of this Section 8.05(g), "LIBOR" means the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the date the Class A Note is issued for a term of 30 days. If for any reason such rate is not available, the term "LIBOR" shall mean the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on the Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the date the Class A Note is issued for a term of 30 days; provided, however, if more than one rate is specified on the Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates."

                    "(h) Notwithstanding anything set forth in this Agreement to the contrary, if a Class A Partner delivers a Notice of Redemption, a Partnership Record Date subsequently occurs with respect to a distribution to the Class A Partners pursuant to Section 5.02 and such distribution is not distributed prior to the Class A Specified Redemption Date, then the Class A Partner whose Class A Partnership Units are redeemed on such date shall be entitled to receive the distribution pursuant to Section 5.02(a) with respect to such Class A Partnership Units notwithstanding such redemption unless such Class A Partnership Units are redeemed for REIT Stock and such Class A Specified Redemption Date occurs on or before the record date for the payment of a dividend on such REIT Stock that is payable in respect of the same period as such distribution on the Class A Partnership Units so redeemed, in which event the distribution made to such Class A Partner pursuant to Section 5.02(a) shall be reduced by the amount of such dividend on the REIT Stock."

          9. Transfer. Section 9.02 of the Partnership Agreement is hereby amended by the addition of the following as Sections 9.02(f) and 9.02(g) and renumbering Section 9.02(f) of the Partnership Agreement as Section 9.02(h):

               "(f) Notwithstanding Section 9.02(a), a Class A Partner may transfer the Class A Partnership Units held by such Class A Partner to (i) any Person who, directly or indirectly, owned an equity interest in such Class A Partner immediately prior to such transfer, (ii) any Family Member of such Class A Partner, (iii) any trust of which a Person described in clause (i) of this
          Section 9.02(f) or a Family Member of such Person or such Class A Partner and/or a bona fide tax-exempt charitable organization are the sole beneficiaries and (iv) any bona fide tax-exempt charitable organization in connection with a bona fide gift or donation. Further, notwithstanding Section 9.02(a), a Class A Partner may pledge the Class A Partnership Units held by such Class A Partner (i) as set forth in Section 7.04 of the respective Contribution Agreements and (ii) to a lending institution to secure a bona fide loan or extension of credit made by such lending institution to such Class A Partner and, upon such lending institution exercising its remedy, if any, to foreclose and take possession of such Class A Partnership Units and taking possession of such Class A Partnership Units with respect to a default under such loan or extension of credit and compliance by such lending institution with the provisions of Section 9.03(a), the General Partner will consent to the admission of such lending institution to the Partnership as a Substitute Limited Partner notwithstanding the provisions of Section 9.03(a)(vii); provided that notwithstanding the foregoing the General Partner may withhold such consent if the General Partner in its sole discretion determines that there is a reasonable business purpose for the Partnership not to admit such lending institution as a Substitute Limited Partner."

               "(g) Notwithstanding anything set forth in this Agreement to the contrary, no transfer of a Class A Partnership Unit is permitted without the consent of the General Partner, which consent may be given or withheld in its sole and absolute discretion, if such transfer would result in more than eighty
          (80) "partners" of the Partnership holding all outstanding Class A Partnership Units for purposes of Section II.A of Internal Revenue Service Notice 88-75, 1988-2 C.B. 386."

          10. Class A Voting Rights. The Partnership Agreement is hereby amended by the addition of the following as a new Section 11.03:

               "11.03 Class A Voting Rights.

               (a) So long as any Class A Partnership Units remain outstanding, neither the General Partner nor the Partnership shall, without the affirmative vote of the Class A Partners holding at least a majority of the Class A Partnership Units then outstanding increase the authorized or issued amount of Class A Partnership Units or reclassify any Partnership Interest into Class A Partnership Units or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any Class A Partnership Units. Further, subject to the Partnership's rights set forth in Section 7.03(g) of the respective Contribution Agreements during the Tax Protection Period (as defined in such Contribution Agreements), the consent of the Class A Partners holding at least a majority of the Class A Partnership Units then outstanding will be required to approve any merger, acquisition or other fundamental transaction involving the Partnership, unless (i) the holders of such Class A Partnership Units will not recognize a taxable gain in the transaction and the tax protections set forth in Section 7.03 of each of the Contribution Agreements are preserved following such merger, acquisition or other fundamental transaction, (ii) the Class A Partners are offered a portion of the consideration offered to the holders of Limited Partner Interests which is in proportion to the Value of their respective Partnership Interests, (iii) the value, as determined in good faith by the General Partner, of the liquidation, redemption rights and preferences of the

     Class A Limited Partners set forth in this Agreement, either in respect of the Partnership or another limited partnership, limited liability company or other "pass-through" entity for federal income tax purposes which succeeds to the interests of or is the survivor of a transaction with the Partnership, are preserved in connection with such merger, acquisition or other fundamental transaction and (iv) the Class A Limited Partners' fixed or guaranteed entitlements or preferences as to dividends or distributions as set forth herein are preserved and the other relative rights, preferences and privileges of the Class A Partnership Units are maintained.

               (b) So long as any Class A Partnership Units remain outstanding, no amendment or modification to this Agreement that adversely affects the relative rights, preferences or privileges of the Class A Partnership Units shall be effective without the prior written approval of Class A Partners holding at least a majority of the Class A Partnership Units then outstanding."

          11. Offset. Except as otherwise provided in a written agreement between a Class A Partner and the Partnership, the Partnership agrees that it will not exercise any right to offset amounts payable to a Contributor as distributions pursuant to the Partnership Agreement or in connection with a redemption of Class A Partnership Units by a Contributor against any amounts owed by such Contributor to the Partnership.

          12. Additional Agreements. The Parties agree that (a) the Class A Partnership Units will be evidenced by certificates in accordance with Section
2.06 of the Partnership Agreement and (b) the Class A Partnership Units will be subject to the provisions set forth in Article VII of the Contribution Agreements.

          13. Continuing Effect of Partnership Agreement. Except as specifically amended by this Amendment, the Partnership Agreement is hereby ratified and confirmed in its entirety and shall remain and continue in full force and effect. All references in any document to the Partnership Agreement shall mean the Partnership Agreement, as amended hereby.

          14. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same agreement. Signatures to this Amendment may be transmitted by facsimile and such transmission shall be deemed an original.

                            {Signature Pages Follow}

     IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective authorized representatives as of the Effective Date.

                                      UNITED DOMINION REALTY TRUST, INC., a
                                      Maryland corporation


                                      By:   /s/ W. Mark Wallis
                                         ---------------------------------------
                                      Name:   W. Mark Wallis
                                      Title:  Senior Executive Vice President


                                      UNITED DOMINION REALTY, L.P., a Virginia limited partnership


                                      By:  United Dominion Realty Trust, Inc.,
                                           a Maryland corporation, its General
                                           Partner


                                           By:  /s/ W. Mark Wallis
                                              ----------------------------------
                                           Name:   W. Mark Wallis
                                           Title:  Senior Executive
                                                   Vice President

                                      "Contributors"

                                      MESA VERDE VILLAS II, L.P.,
                                      a California limited partnership


                                      By:  B&B Mortgage, Inc., a California
                                           corporation, its General Partner


                                           By:  /s/ David T. Beauchamp
                                              ----------------------------------
                                              David T. Beauchamp
                                              its Secretary


                                      M.V. JV, LLC,
                                      a California limited liability company

                                      By:  DB Holdings, L.P., a California
                                           limited partnership, its Manager


                                           By:  DTB Holdings, LLC,
                                                a California limited liability
                                                company, its Managing General
                                                Partner


                                                By:  /s/ David T. Beauchamp
                                                   -----------------------------
                                                   David T. Beauchamp
                                                   its Managing Member

                                      WINDJAMMER APARTMENTS, L.P.,
                                      a California limited partnership


                                      By:  W/Jammer, LLC,
                                           a California limited liability
                                           company, its General Partner


                                           By:  MLB Development,
                                                a California limited
                                                partnership, its Manager


                                                By:  Midlands Company,
                                                     a Delaware corporation
                                                     its General Partner


                                                     By:  /s/ David T. Beauchamp
                                                        ------------------------
                                                        David T. Beauchamp
                                                        its President


                                      By:  Midlands Company,
                                           a Delaware corporation,
                                           its Manager


                                           By:  /s/ David T. Beauchamp
                                              ----------------------------------
                                              David T. Beauchamp
                                              its President


                                      MLB DEVELOPMENT, L.P.,
                                      a California limited partnership


                                      By:  Watco, Inc.
                                           a California corporation,
                                           Its General Partner


                                           By: /s/David T. Beauchamp
                                              ----------------------------------
                                              David T. Beauchamp
                                              Its President

                                      1999 BEAUCHAMP SPECIAL TRUST - DTB
                                      EXEMPT TRUST, DATED MAY 1, 1999


                                      By: /s/ David T. Beauchamp
                                         ---------------------------------------
                                         David T. Beauchamp
                                         Its General Partner


                                      1999 BEAUCHAMP SPECIAL TRUST - RFB
                                      EXEMPT TRUST, DATED MAY 1, 1999


                                      By: /s/ Robert F. Beauchamp, Sr.
                                         ---------------------------------------
                                         Robert F. Beauchamp, Sr.
                                         Its General Partner


                                      1999 BEAUCHAMP SPECIAL TRUST - RLB
                                      EXEMPT TRUST, DATED MAY 1, 1999


                                      By: /s/ Richard L. Beauchamp
                                         ---------------------------------------
                                         Richard L. Beauchamp
                                         Its General Partner


                                      1999 BEAUCHAMP SPECIAL TRUST - BG
                                      EXEMPT TRUST, DATED MAY 1, 1999


                                      By: /s/ Beverley Grimstad
                                         ---------------------------------------
                                         Beverley Grimstad
                                         Its Trustee


                                      1999 BEAUCHAMP SPECIAL TRUST - DBR
                                      EXEMPT TRUST, DATED MAY 1, 1999


                                      By: /s/ Dorothy Beauchamp Riechers
                                         ---------------------------------------
                                         Dorothy Beauchamp Riechers
                                         Its General Partner

                                      THE BEAUCHAMP FAMILY TRUST DATED
                                      APRIL 5, 1990, AS AMENDED


                                      By: /s/ David T. Beauchamp
                                         ---------------------------------------
                                         David T. Beauchamp
                                         Its Trustee


                                      THE GRANDCHILDREN'S POT TRUST
                                      CREATED UNDER THE BEVERLEY
                                      GRIMSTAD 2001 GRANT TRUST u/d/t 6/15/01


                                      By: /s/ John Andor Grimstad
                                         ---------------------------------------
                                         John Andor Grimstad
                                         Its Trustee


                                      THE TIMOTHY SCOTT WAGNER REVOCABLE
                                      TRUST DATED 6/1/88, AS AMENDED


                                      By: /s/ Timothy S. Wagner
                                         ---------------------------------------
                                         Timothy S. Wagner
                                         Its Trustee

                                           APPENDIX A

-----------------------------------------------------------------------------------------------
                                                                Capital            Class A
            Additional Limited Partners and Address           Contribution    Partnership Units
-----------------------------------------------------------------------------------------------
1.    Midlands Company c/o United Dominion Realty Trust,       1,866,366.04             112,364
      Inc., 1745 Shea Center Drive, Suite 200, Highlands
      Ranch, CO 80129
-----------------------------------------------------------------------------------------------
2.    Mesa Verde Villas II, L.P., c/o Beauchamp Realty,        6,296,136.77             379,057
      Inc., 1641 Langley Avenue, Irvine, CA 92614
-----------------------------------------------------------------------------------------------
3.    Windjammer Apartments, L.P., c/o Beauchamp Realty,       3,393,223.68             204,288
      Inc., 1641 Langley Avenue, Irvine, CA 92614
-----------------------------------------------------------------------------------------------
4.    MLB Development, L.P., c/o Beauchamp Realty, Inc.,       8,466,831.23             509,743
      1641 Langley Avenue, Irvine, CA 92614
-----------------------------------------------------------------------------------------------
5.    The Timothy Scott Wagner Revocable Trust dated             698,716.26              42,066
      6/1/88, as amended, Timothy S. Wagner as Trustee,
      c/o Beauchamp Realty, Inc., 1641 Langley Avenue,
      Irvine, CA 92614
-----------------------------------------------------------------------------------------------
6.    1999 Beauchamp Special Trust - DTB Exempt Trust            924,745.14              55,674
      dated May 1, 1999, David T. Beauchamp as Trustee,
      c/o Beauchamp Realty, Inc., 1641 Langley Avenue,
      Irvine, CA 92614
-----------------------------------------------------------------------------------------------
7.    1999 Beauchamp Special Trust - RLB Exempt Trust            924,745.14              55,674
      dated May 1, 1999, Richard L. Beauchamp as Trustee,
      c/o Beauchamp Realty, Inc., 1641 Langley Avenue,
      Irvine, CA 92614
-----------------------------------------------------------------------------------------------
8.    1999 Beauchamp Special Trust - RFB Exempt Trust            924,745.14              55,674
      dated May 1, 1999, Robert F. Beauchamp, Sr. as
      Trustee, c/o Beauchamp Realty, Inc., 1641 Langley
      Avenue, Irvine, CA 92614
-----------------------------------------------------------------------------------------------
9.    1999 Beauchamp Special Trust - BG Exempt Trust dated       924,745.14              55,674
      May 1, 1999 Beverley Grimstad as Trustee, c/o
      Beauchamp Realty, Inc., 1641 Langley Avenue, Irvine,
      CA 92614
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                               Capital              Class A
              Additional Limited Partners and Address        Contribution     Partnership Units
-----------------------------------------------------------------------------------------------
10.   1999 Beauchamp Special Trust - DBR Exempt Trust            924,745.14              55,674
      dated May 1, 1999, Dorothy Beauchamp Riechers as
      Trustee, c/o Beauchamp Realty, Inc., 1641 Langley
      Avenue, Irvine, CA 92614
-----------------------------------------------------------------------------------------------
11.   Beauchamp Family Trust dated April 15, 1990 as           1,696,611.84             102,144
      amended, David T. Beauchamp as Trustee, c/o
      Beauchamp Realty, Inc., 1641 Langley Avenue, Irvine,
      CA 92614
-----------------------------------------------------------------------------------------------
12.   The Grandchildren's Pot Trust created under the         16,696,611.84             102,144
      Beverley Grimstad 2001 Grantor trust, John Grimstad
      as Trustee,  c/o Beauchamp Realty, Inc., 1641
      Langley Avenue, Irvine, CA 92614
-----------------------------------------------------------------------------------------------

                                       A-2